Exhibit 10.8

Execution Version

PLEDGE AND SECURITY AGREEMENT

Dated as of August 9, 2022

by and among

WAG! GROUP CO.,

as Parent,

CHW MERGER SUB INC.

(to be merged with and into Wag Labs, Inc.)

as Borrower,

AND EACH SUBSIDIARY OF THE PARENT
LISTED AS A GRANTOR ON THE SIGNATURE PAGES HERETO,

and

BLUE TORCH FINANCE, LLC,
as Collateral Agent

SCHEDULE AND EXHIBITS

Schedule I	Legal Name, Jurisdiction of Organization, Type of Organization
Schedule II	[Reserved]
Schedule III	Locations of Grantors
Schedule IV	Deposit Accounts, Securities Accounts and Commodity Accounts
Schedule V	UCC Financing Statements
Schedule VI	Commercial Tort Claims
Schedule VII	Pledged Debt
Schedule VIII	Pledged Shares

Exhibit A	Form of Pledge Amendment
Exhibit B	Form of Trademark Security Agreement
Exhibit C	Form of Patent Security Agreement
Exhibit D	Form of Copyright Security Agreement
Exhibit E	Form of Security Agreement Supplement
Exhibit F	Form of Irrevocable Proxy
Exhibit G	Form of Uncertificated Securities Control Agreement

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of August 9, 2022, made by each of the Grantors referred to below, in favor of Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), in its capacity as collateral agent for the Secured Parties referred to below (in such capacity, together with its successors and assigns in such capacity, if any, the “Collateral Agent”).

RECITALS:

WHEREAS, Wag! Group Co. (formerly known as CHW Acquisition Corporation), a Delaware corporation (the “Parent”), CHW Merger Sub Inc. a Delaware corporation (“Merger Sub” and, at any time prior to the consummation of the Merger, the “Borrower”) (which, following the consummation of the Merger, shall be succeeded by Wag Labs, Inc., a Delaware corporation, and, following the consummation of the Merger, the “Borrower”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a Joinder Agreement and becomes a “Guarantor” hereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), Blue Torch Finance, LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”) are parties to that certain Financing Agreement, dated as of the date hereof (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Financing Agreement”);

WHEREAS, pursuant to the Financing Agreement, the Lenders have agreed to make a certain term loan (the “Loan”), to the Borrower;

WHEREAS, it is a condition precedent to the Lenders making the Loan and providing any other financial accommodation to the Borrower pursuant to the Financing Agreement that each Grantor shall have executed and delivered this Agreement to the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, the Grantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with credit needed from time to time by each Grantor often being provided through financing obtained by the other Grantors and the ability to obtain such financing being dependent on the successful operations of all of the Grantors as a whole; and

WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Grantor.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Collateral Agent and the Lenders to make and maintain the Loan and to provide other financial accommodations to the Borrower pursuant to the Financing Agreement, the Grantors hereby jointly and severally agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

Section 1.            Definitions.

(a)            Reference is hereby made to the Financing Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement that are defined in the Financing Agreement or in Section 1(b) below and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

(b)            The following terms shall have the respective meanings provided for in the Code (and if defined in more than one article of the Code, shall have the meaning provided in Article 9 thereof): “Accounts”, “Account Debtor”, “Cash Proceeds”, “Certificate of Title”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangible”, “Proceeds”, “Promissory Note”, “Record”, “Securities Account”, “Software”, “Supporting Obligations” and “Uncertificated Securities”; provided that such terms shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine.

(c)            As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Additional Collateral” has the meaning specified therefor in Section 4(a)(i) hereof.

“Additional Grantor” has the meaning specified therefor in Section 13(f) hereof.

“Borrower” has the meanings specified therefor in the Recitals hereto.

“Certificated Entities” has the meaning specified therefor in Section 5(k) hereof.

“Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.

“Collateral” has the meaning specified therefor in Section 2 hereof.

“Collateral Agent” has the meaning specified therefor in the preamble hereto.

“Copyright Licenses” means all licenses, contracts or other agreements providing for the grant to a Grantor of any right in or to any Copyright owned by another Person, or providing for the grant to any Person any right in or to any Copyright owned by a Grantor, including in each case, for the avoidance of doubt, any covenants not to sue for infringement or other violation of any Copyright.

“Copyrights” means (i) all domestic and foreign copyrights, whether registered or unregistered, (ii) all registrations and applications for the registration thereof (including, without limitation, registrations and applications in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all extensions, renewals and restorations thereof, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violations thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights, priorities and privileges accruing thereunder or pertaining thereto throughout the world.

“Event of Default” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Excluded Accounts” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Excluded Property” means

(a) any leasehold interest in real property and any fee-owned real property with a fair market value of less than $200,000,

(b) Titled Assets,

(c) Letter-of-Credit Rights with a value less than $100,000 (except to the extent in which a security interest can be perfected with the filing of a UCC-1 financing statement),

(d) Commercial Tort Claims with a value less than $100,000 or for which no claim or counterclaim has been filed in a court of competent jurisdiction,

(e) margin stock (within the meaning of Regulation U of the Board of Governors, as in effect from time to time),

(f) to the extent not permitted by the terms of such person’s organizational or joint venture documents after giving effect to applicable anti-assignment provisions of the Uniform Commercial Code or other applicable law, equity interests in joint ventures,

(g) any contract, lease, license, permit, authorization or other agreement to the extent the grant of a security interest therein would (A) violate or invalidate such agreement or (B) create a right of termination in favor of any other party thereto (other than a Loan Party), in each case to the extent such provision is (x) not rendered ineffective pursuant to the applicable anti-assignment provisions of the Uniform Commercial Code or other applicable law notwithstanding such prohibition and (y) not created in contemplation of the grant hereunder; provided that such exclusion shall not be construed so as to limit, impair or otherwise affect the Agent’s security interest in or to monies due or to become due under such any contract, lease, license, permit, authorization or other agreement,

(h) the equity interests in excess of 65% of the voting equity interests (and 100% of the non-voting equity interest) of each subsidiary that is a CFC or FSHCO, to the extent the pledge of any greater percentage would result in adverse tax consequences to Parent and its subsidiaries, as reasonably determined by the Borrower in consultation with the Agent,

(i) any contract, lease, license, permit, authorization or any other asset, the granting of a security interest in which would be prohibited by any permitted contractual obligation binding on such asset, or restricted by applicable law, rule, regulation, or pursuant thereto would result in, or permit the termination of such asset (including any requirement to obtain the consent or approval of any governmental authority or third party), except to the extent such prohibition is (x) rendered ineffective under the Uniform Commercial Code or other applicable law and (y) not created in contemplation of the grant hereunder,

(j) any intent-to-use Trademark application filed in the United States Patent and Trademark Office prior to the accepted filing of a “Statement of Use” or an accepted filing of an “Amendment to Allege Use” whereby such intent-to-use trademark application is converted to a “use in commerce” application, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration issuing from such intent-to-use Trademark application under applicable law, and any other Intellectual Property in any jurisdiction where the grant of a Lien thereon would cause the invalidation of such Intellectual Property,

(k) any property or asset subject to a purchase money security interest, capital lease or similar financing arrangement permitted under the loan documentation to the extent that the grant of other liens on such asset (A) would invalidate or result in a breach or violation of, or constitute a default under, the agreement or instrument governing such purchase money arrangement or capital lease, (B) would result in the loss of use of such asset or (C) would create a right of termination in favor of any other party thereto (other than Parent or any of its subsidiaries), in each case, after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code or other applicable law,

(l) any property or asset the grant or perfection of a security interest in which would require governmental consent or approval so long as such consent or approval has not been obtained,

(m) any other asset for which the Agent and the Borrower reasonably agree that the cost of obtaining a security interest (for the avoidance of doubt, such cost shall include any tax consequences under Section 956 of the Code) to Parent and its subsidiaries is excessive in relation to the value of the security afforded thereby or obtaining such security interest is not practical,

(n) any assets to the extent a security interest in such assets in favor of the Agent could reasonably be expected to result in material adverse tax consequences (including, for the avoidance of doubt, any tax consequences under Section 956 of the Code) to Parent and its subsidiaries as reasonably determined by the Borrower in consultation with the Agent, and

(o) segregated deposit accounts used only for payroll, payroll taxes, healthcare and other employee wage and benefit payments, trust accounts, tax accounts (including sales tax accounts), escrow defeasance and redemption accounts, fiduciary and trust accounts, deposit accounts holding cash collateral or other deposits that constitute permitted liens, zero balance accounts and other deposit accounts with an aggregate average monthly balance not in excess of $25,000 for any one account and $100,000 in the aggregate for all such accounts.

“Financing Agreement” has the meaning specified therefor in the Recitals hereto.

“Grantors” has the meaning specified therefor in the Recitals hereto.

“Indemnitee” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Irrevocable Proxy” has the meaning specified therefor in Section 4(a)(i) hereof.

“Intellectual Property” means (i) all intellectual property rights, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, Copyrights, Patents, Trademarks, Internet domain names, mask works, designs, trade secrets, and all other intellectual property rights in confidential or proprietary information, ideas, concepts, methods, techniques, processes, technology, formulae and know-how, (ii) all registrations and applications for the registration of any of the foregoing, (iii) all rights to sue or otherwise recover for any past, present and future infringement, misappropriation, dilution or other violations thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights, priorities and privileges accruing thereunder or pertaining thereto throughout the world.

“Intellectual Property Security Agreements” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Lenders” has the meaning specified therefor in the Recitals hereto.

“Licenses” means the Copyright Licenses, the Patent Licenses and the Trademark Licenses.

“Loan” has the meaning specified therefor in the Recitals hereto.

“Material Adverse Effect” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Obligations” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Patent Licenses” means all licenses, contracts or other agreements providing for the grant to a Grantor of any right in or to any Patent owned by another Person, or providing for the grant to any Person any right in or to any Patent owned by a Grantor, including in each case, for the avoidance of doubt, any covenants not to sue for infringement or other violation of any Patent.

“Patents” means (i) all domestic and foreign patents and patent applications, whether design or utility, (including, without limitation, issued patents and pending patent applications in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described and claimed therein, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violations thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights, priorities and privileges accruing thereunder or pertaining thereto throughout the world.

“Pledge Amendment” has the meaning specified therefor in Section 4(a)(ii) hereof.

“Pledged Debt” means the indebtedness described in Schedule VII hereto and all indebtedness from time to time owned or acquired by a Grantor, the Promissory Notes and other Instruments, Chattel Paper or Investment Property evidencing any or all of such indebtedness, and all interest, cash, Instruments, Chattel Paper, Investment Property, financial assets, securities, Equity Interests, stock options and Commodity Contracts, notes, debentures, bonds, Promissory Notes or other evidences of indebtedness and all other Proceeds or property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

“Pledged Interests” means, collectively, (a) the Pledged Debt, (b) the Pledged Shares and (c) all security entitlements in any and all of the foregoing.

“Pledged Issuers” means, collectively, (a) the issuers of the shares of Equity Interests described in Schedule VIII hereto and (b) any other issuer of Equity Interests at any time and from time to time owned or acquired by a Grantor whose shares of Equity Interests are required to be pledged as Collateral under this Agreement.

“Pledged Partnership/LLC Agreement” has the meaning specified therefor in Section 6(k)(ii) hereof.

“Pledged Shares” means (a) the shares of Equity Interests of the Pledged Issuers, whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, (b) the certificates, if any, representing such shares of Equity Interests, all options and other rights, contractual or otherwise (including all voting rights and all rights as and to become a member or partner thereof (if applicable)), in respect thereof and all dividends, distributions, cash, Instruments, Investment Property, financial assets, securities, Equity Interests, stock options and Commodity Contracts, notes, debentures, bonds, Promissory Notes or other evidences of indebtedness and all other Proceeds or property (including, without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests and any other warrant, right or option to acquire any of the foregoing and (c) without affecting the obligations of any Grantor under any provision prohibiting such action under this Agreement, the Financing Agreement or any other Loan Document, in the event of any consolidation or merger involving any Pledged Issuer and in which such Pledged Issuer is not the surviving entity, all Equity Interests of the successor entity formed by or resulting from such consolidation or merger.

“Secured Party” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Secured Obligations” has the meaning specified therefor in Section 3 hereof.

“Security Agreement Supplement” has the meaning specified therefor in Section 13(f) hereof.

“Termination Date” has the meaning specified therefor in Section 1.01 of the Financing Agreement.

“Titled Assets” means all assets for which the title to such asset is governed by a Certificate of Title or certificate of ownership, including, without limitation, all motor vehicles (including, without limitation, all trucks, trailers, tractors, service vehicles, automobiles and other mobile equipment) for which the title to such motor vehicles is governed by a Certificate of Title or certificate of ownership.

“Trademark Licenses” means all licenses, contracts or other agreements providing for the grant to a Grantor of any right in or to any Trademark owned by another Person, or providing for the grant to any Person any right in or to any Trademark owned by a Grantor, including in each case, for the avoidance of doubt, any covenants not to sue for infringement, dilution or other violation of any Trademark.

“Trademarks” means (i) all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, trade styles, logos and other source or business identifiers, and all general intangibles of like nature, (ii) all registrations and applications for the registration thereof (including, without limitation, registrations and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all extensions and renewals, together with all goodwill of the business connected with the use of or symbolized by any of the foregoing, (iii) all rights to sue or otherwise recover for any past, present and future infringement, dilution or other violations thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights, priorities and privileges accruing thereunder or pertaining thereto throughout the world.

Section 2.            Grant of Security Interest. As collateral security for the prompt and complete payment, performance and observance when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of all of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent (and its agents and designees), and grants to the Collateral Agent (and its agents and designees), for the benefit of the Secured Parties, a continuing security interest in, all of the following property of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired or in which such Grantor now has or at any time in the future may acquire any right, title or interest, of every kind and description, tangible or intangible (all being collectively referred to herein as the “Collateral”):

(a)            all Accounts;

(b)            all Chattel Paper (whether tangible or electronic);

(c)            all Commercial Tort Claims described in Schedule VI hereto;

(d)            all Deposit Accounts, all cash, and all other property from time to time deposited therein or otherwise credited thereto and the monies and property in the possession or under the control of any Agent or any Lender or any affiliate, representative, agent or participant of any Agent or any Lender;

(e)            all cash and cash equivalents;

(f)            all Documents;

(g)            all General Intangibles (including, without limitation, all Payment Intangibles);

(h)            all Intellectual Property and Licenses;

(i)            all Goods, including, without limitation, all Equipment, Fixtures, and Inventory;

(j)            all Instruments (including, without limitation, Promissory Notes);

(k)            all Investment Property;

(l)            all Letter-of-Credit Rights;

(m)            all Pledged Interests;

(n)            all Supporting Obligations;

(o)            all Additional Collateral;

(p)            all insurance and all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 hereof (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 hereof or are otherwise necessary or helpful in the collection or realization thereof; and

(q)            all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case, howsoever such Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

Notwithstanding anything herein to the contrary, the term “Collateral” shall not include, and no Grantor is pledging, nor granting a security interest hereunder in, (i) Excluded Property and (ii) any of such Grantor’s right, title or interest in any license, contract or agreement to which such Grantor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such license, contract or agreement result in a breach of the terms of, or constitute a default under, such license, contract or agreement (other than to the extent that any such term (A) has been waived or (B) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the Code or other applicable provisions of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that (x) immediately upon the ineffectiveness, lapse, termination or waiver of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect and (y) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Collateral Agent's unconditional continuing security interest in and liens upon any rights or interests of a Grantor in or to the Proceeds or right to receive Proceeds of, or any monies due or to become due under, any such license, contract or agreement. Except to the extent that any foreign subsidiary of the Borrower becomes a Guarantor under the Financing Agreement, no Subsidiary shall be required to complete any filings or other action with respect to the obtention, preservation, protection or perfection of the security interests created hereby in any jurisdiction outside of the United States or to reimburse the Administrative Agent for any costs incurred in connection with the same, to the extent the cost of obtaining such security interests is excessive in relation to the value of the security afforded thereby or obtaining such security interest is not practical.

Section 3.            Security for Secured Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Secured Obligations"):

(a)            the prompt and complete payment by each Grantor, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by the Borrowers in respect of the Financing Agreement and the other Loan Documents, including, without limitation, (i) all Obligations, (ii) in the case of a Guarantor, all amounts from time to time owing by such Guarantor in respect of its guaranty made pursuant to Article XI of the Financing Agreement or under any other Guaranty to which it is a party, including, without limitation, all Obligations guaranteed by such Guarantor and (iii) all interest, fees, commissions, charges, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document (including, without limitation, all interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts that accrue after the commencement of any Insolvency Proceeding of any Loan Party, whether or not the payment of such interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts are unenforceable or are not allowable, in whole or in part, due to the existence of such Insolvency Proceeding); and notwithstanding any of the foregoing, the Secured Obligations shall not include any Excluded Swap Obligations; and

(b)          the prompt and complete payment and due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of this Agreement and any other Loan Document.

Section 4.          Delivery of the Pledged Interests.

(a)            (i)  The Grantors shall cause all Pledged Debt with a value exceeding $100,000 to be evidenced by a duly executed Promissory Note or Instrument. All Promissory Notes and other Instruments currently evidencing the Pledged Debt and all certificates currently representing the Pledged Shares shall be delivered to the Collateral Agent on or prior to the Effective Date. All other Promissory Notes, certificates and Instruments constituting Pledged Interests with a value individually exceeding $100,000 from time to time required to be pledged to the Collateral Agent pursuant to the terms of this Agreement or the Financing Agreement (the “Additional Collateral”) shall be delivered to the Collateral Agent promptly upon, but in any event no later than the last Business Day of the month (or such later date as Collateral Agent may agree in its sole discretion) in which such Additional Collateral was received or acquired by or on behalf of any of the Grantors. All such Promissory Notes, certificates and Instruments shall be (A) held by or on behalf of the Collateral Agent pursuant hereto, (B) delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent, and (C) with respect to any Pledged Shares, accompanied by a duly executed irrevocable proxy coupled with an interest, in substantially the form of Exhibit F hereto (an “Irrevocable Proxy”). If any Pledged Interests consist of Uncertificated Securities, such Grantor shall (i) cause each issuer of such securities which is a Loan Party and (ii) use commercially reasonable efforts to cause any issuer of such securities which is a third party or non-wholly owned Subsidiary to agree that it will comply with instructions originated by the Collateral Agent with respect to such securities without further consent by such Grantor, pursuant to an Uncertificated Securities Control Agreement, in substantially the form of Exhibit G hereto, or other similar agreement reasonably acceptable to Collateral Agent.

(ii)            No later than the last Business Day of the month (or such later date as Collateral Agent may agree in its sole discretion) in which the Grantor has received or acquired any Additional Collateral, a pledge amendment duly executed by such Grantor, in substantially the form of Exhibit A hereto (a “Pledge Amendment”), shall be delivered to the Collateral Agent, in respect of the Additional Collateral that must be pledged pursuant to this Agreement or the Financing Agreement; provided that failure to provide any such Pledge Amendment shall not affect the validity of the pledge hereunder of such Additional Collateral. The Pledge Amendment shall from and after delivery thereof constitute part of Schedules VII and VIII hereto. Each Grantor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Promissory Notes, certificates or Instruments listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Interests and such Grantor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.

(b)            If any Grantor shall receive, by virtue of such Grantor being or having been an owner of any Pledged Interests, any Additional Collateral consisting of any (i) Equity Interest certificate (including, without limitation, any certificate representing an Equity Interest dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), Promissory Note or other Instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Interests, or otherwise, (iii) dividends or distributions payable in cash (except such dividends and/or distributions permitted to be retained by any such Grantor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, Instruments, Investment Property and other Proceeds or property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Grantor shall receive such Equity Interest certificate, Promissory Note, Instrument, option, right, payment or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Grantor's other property and shall deliver it to the Collateral Agent no later than the last Business Day of the month (or such later date as Collateral Agent may agree in its sole discretion) in which such Additional Collateral was received, with any necessary indorsement and/or instrument of transfer or assignment executed in blank (and, in the case of any Additional Collateral described in clause (b)(i) above, with an Irrevocable Proxy with respect to any such Additional Collateral) all in form and substance reasonably satisfactory to the Collateral Agent, to be held by the Collateral Agent as Pledged Interests.

Section 5.            Representations and Warranties. Each Grantor jointly and severally represents and warrants as follows:

(a)            Schedule I hereto sets forth a complete and accurate list of (i) the exact legal name of each Grantor, (ii) the jurisdiction of organization of each Grantor, and (iii) the type of organization of each Grantor. The Perfection Certificate, a copy of which has been delivered to the Collateral Agent on or prior to the date hereof, is true, complete and correct in all respects.

(b)            Each Grantor's chief executive office or sole place of business, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof). None of the Accounts is evidenced by Promissory Notes or other Instruments except for Promissory Notes evidencing indebtedness of not more than $100,000 in the aggregate. Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodity Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account.

(c)            Schedule II hereto sets forth a complete and accurate list of all issued Patents, registered Copyrights, registered Trademarks and applications for the foregoing owned by each Grantor and any exclusive Copyright Licenses held by such Grantor, in each case that constitute Collateral. All such Intellectual Property, to the extent it is material, is subsisting and has not been adjudged invalid or unenforceable, in whole or in part. To the knowledge of each Grantor, no other Person is now infringing, misappropriating, diluting or otherwise violating any Intellectual Property owned by any Grantor, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d)            The Pledged Issuers set forth in Schedule VIII that are Subsidiaries of a Grantor are such Grantor's only Subsidiaries. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule VIII hereto, the Pledged Shares constitute 100% of the issued shares of Equity Interests of the Pledged Issuers as of the date hereof. All other shares of Equity Interests constituting Pledged Interests will be duly authorized and validly issued, fully paid and nonassessable.

(e)            The Promissory Notes evidencing the Pledged Debt have been, and all other Promissory Notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such Promissory Notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms.

(f)            The Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Liens except for the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed to perfect or protect any Permitted Lien.

(g)            The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or Contractual Obligation binding on or otherwise affecting any Grantor or any of its properties and will not result in, or require the creation of, any Lien upon or with respect to any of its properties.

(h)            No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the due execution, delivery and performance by any Grantor of this Agreement, (ii) the grant by any Grantor of the security interest purported to be created hereby in the Collateral or (iii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except, in the case of this clause (iii), as may be required in connection with any sale of any Pledged Interests by laws affecting the offering and sale of securities generally. Upon (A) the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule V hereto, all of which financing statements have been duly filed and are in full force and effect and (B) with respect to the perfection of the security interest created hereby in the Collateral consisting of issued, registered or applied-for United States Patents, Trademarks or Copyrights, in addition to the filings referred to in clause (A) above, the timely recording of the appropriate Intellectual Property Security Agreements, substantially in the forms of Exhibits B, C, and D hereto, in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, the security interest created hereby in such Collateral in favor of the Collateral Agent shall be perfected (to the extent such security interest may be perfected by filings under the Uniform Commercial Code or by such recordations) and no other authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for perfection of such security interest by filing under the Uniform Commercial Code or the making of such recordations.

(i)            This Agreement will, upon execution and delivery thereof, be effective to create a legal, valid and enforceable security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral, as security for the Secured Obligations. Such security interests will be upon (1) financing statements and other filings in the appropriate form are filed or registered, as applicable, in the offices of the Secretary of State of each Loan Party’s jurisdiction of organization (or other location for purposes of the UCC), (2) the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by the applicable Collateral Document), (3) with respect to any Collateral comprised of Intellectual Property that is issued, registered or applied for in the USPTO or USCO, the proper filing of the financing statements on Form UCC-1 and Intellectual Property Security Agreements described in Section 5(h) (to the extent perfection in such Patents, Trademarks and Copyrights can be obtained by such proper filing of such Intellectual Property Security Agreements or UCC filings) and (4) the other perfection actions required by this Agreement, perfected, first-priority security interests, in each case subject, in priority, only to the Permitted Liens expressly permitted by the Financing Agreement to have priority over the lien of the Collateral Agent or having priority over the lien of the Collateral Agent by operation of law (it being agreed by the Parties hereto that subsequent recordations of additional Intellectual Property Security Agreements in the United States Patent and Trademark Office and the United States Copyright Office, as the case may be, may be necessary to perfect a lien on Collateral comprised of U.S. issued, registered or applied for Intellectual Property that is acquired or filed by the Loan Parties after the Effective Date).

(j)            No Grantor holds any Commercial Tort Claims with a value in excess of $100,000 in respect of which a claim or counterclaim has been filed in a court of law of competent jurisdiction, except for such claims described in Schedule VI.

(k)            Each Grantor and any of its direct Subsidiaries that is a partnership or a limited liability company with certificated Equity Interests, has irrevocably opted into (and has caused each of its direct Subsidiaries that is a partnership or a limited liability company with certificated Equity Interests, and a Pledged Issuer to opt into) Article 8 of the relevant Uniform Commercial Code (collectively, the “Certificated Entities”). Such interests are securities for purposes of Article 8 of the relevant Uniform Commercial Code. With respect to each Grantor and its direct Subsidiaries that is a partnership or a limited liability company and is not a Certificated Entity, the partnership interests or membership interests of each such Person are not (i) dealt in or traded on securities exchanges or in securities markets, (ii) securities for purposes of Article 8 of any relevant Uniform Commercial Code, (iii) investment company securities within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (iv) evidenced by a certificate.

Section 6.            Covenants as to the Collateral. In accordance with Section 7.01 of the Financing Agreement, during the period from the Effective Date until the Termination Date, unless the Collateral Agent shall otherwise consent or waive in writing:

(a)            Further Assurances. Each Grantor will take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Collateral Agent may reasonably require from time to time in order (i) to perfect and protect, or maintain the perfection and priority of, the security interest and Lien purported to be created hereby; (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) if any Account in excess of $100,000 in the aggregate shall be evidenced by a Promissory Note or other Instrument (other than checks in the ordinary course of business) or Chattel Paper, delivering and pledging to the Collateral Agent such Promissory Note, other Instrument or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, (B) executing and filing (to the extent, if any, that such Grantor's signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, (C) with respect to Collateral consisting of issued, registered or applied-for United States Intellectual Property (and exclusive Copyright Licenses under United States registered Copyrights) hereafter existing and not covered by an appropriate security interest grant, the executing, delivering to the Collateral Agent, and recording, appropriate Intellectual Property Security Agreements, as may be necessary or desirable or that the Collateral Agent may reasonably request in order to perfect and preserve the security interest purported to be created hereby, (D) delivering to the Collateral Agent Irrevocable Proxies Pages in respect of the Pledged Interests, (E) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail, (F) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim with a potential value in excess of $100,000 and for which a claim or counterclaim has been filed with a court of competent jurisdiction, providing an updated Schedule VI to the Collateral Agent no later than the last Business Day of the month (or such later date as Collateral Agent may agree in its sole discretion) in which such claim or counterclaim was acquired or filed setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, and (G) taking all actions required by law in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction. No Grantor shall take or fail to take any action which would in any manner impair the validity or enforceability of the Collateral Agent's security interest in and Lien on any Collateral. Notwithstanding anything to the contrary in this Agreement, in no event shall any Grantor be required to complete any filings or other action with respect to Intellectual Property (i) in the United States, beyond the filing of UCC-1 financing statements and short-form Intellectual Property Security Agreements in the forms attached hereto as Exhibits B, C, and D with the United States Patent and Trademark Office or the United States Copyright Office, as applicable and (ii) in any jurisdiction outside of the United States (and no actions shall be required to be taken to create any security interests in assets located or titled outside of the United States (including any Intellectual Property governed by or arising or existing under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia) or to perfect or make enforceable any security interests in any such assets (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-United States jurisdiction) and no searches shall be required outside of the United States).

(b)            [Reserved].

(c)            Condition of Equipment. Each Grantor will maintain or cause the Equipment which is necessary or useful in the proper conduct of its business to be maintained and preserved in good condition, repair and working order as when acquired and in accordance with any manufacturer's manual, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment reasonably promptly after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable for the operation of the business, or consistent with past practice.

(d)            Provisions Concerning the Accounts.

(i)            Each Grantor will, except as otherwise provided in this subsection (d), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, each Grantor may (and, at the Collateral Agent's direction, will) take such action as such Grantor (or, if applicable, the Collateral Agent) may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor's rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent or its designated agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (x) credited to the Loan Account so long as no Event of Default shall have occurred and be continuing or (y) if any Event of Default shall have occurred and be continuing, applied as specified in the Financing Agreement hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. Any such securities, cash, investments and other items so received by the Collateral Agent or its designated agent shall (in the sole and absolute discretion of the Collateral Agent) be held as additional Collateral for the Secured Obligations or distributed in accordance with Section 9 hereof.

(e)            Notices and Communications; Defense of Title; Amendments; Equity Issuances. Each Grantor will:

(i)            at the Grantors' joint and several expense, promptly deliver to the Collateral Agent a copy of each notice or other communication received by it in respect of the Pledged Interests;

(ii)            at the Grantors' joint and several expense, defend the Collateral Agent's right, title and security interest in and to the Pledged Interests against the claims of any Person, keep the Pledged Interests free from all Liens (except Permitted Liens), and not sell, exchange, transfer, assign, lease or otherwise dispose of the Pledged Interests or any interest therein, except as permitted under the Financing Agreement and the other Loan Documents;

(iii)            not make or consent to any amendment or other modification or waiver with respect to any Pledged Interests or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests other than as expressly permitted under the Financing Agreement; and

(iv)            not permit the issuance of (A) any additional shares of any class of Equity Interests of any Pledged Issuer, (B) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of Equity Interests or (C) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Equity Interests, in each case, other than as permitted under the Financing Agreement.

(f)            Intellectual Property.

(i)            With respect to each item of issued, registered or applied-for United States Patent, Trademark or Copyright constituting Collateral, each Grantor has duly executed and delivered to the Collateral Agent the applicable Intellectual Property Security Agreements in the forms attached hereto as Exhibits B, C, and D. Except as provided in subsection (ii) below each Grantor will take commercially reasonable steps to maintain its owned issued, registered or applied-for Intellectual Property constituting Collateral in full force and effect, including, without limitation, to the extent required for such maintenance by applicable law, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods for which such Trademark is registered as necessary in order to so maintain the Trademarks in full force, free from any claim of abandonment for non-use, and no Grantor will do any act or knowingly omit to do any act whereby any such Intellectual Property may become invalidated.

(ii)            Notwithstanding the foregoing, no Grantor shall have an obligation to use or to maintain, and shall be permitted to dispose of, abandon, fail to pursue or enforce or otherwise allow to lapse, terminate, be invalided or place into the public domain, any Intellectual Property that is, in such Grantor’s reasonable business judgment, no longer used in or useful to the business of any Grantor, or is no longer economically practicable to maintain or is not otherwise material to the business of the Grantor.

(iii)            Each Grantor will cause to be taken commercially reasonable steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each material item of its issued, registered or applied-for United States Patent, Trademark or Copyright constituting Collateral (other than the Intellectual Property described in Section 6(f)(ii)), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any material Intellectual Property owned by a Grantor is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, such Grantor shall, to the extent it deems appropriate under the circumstances: sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as such Grantor shall deem appropriate under the circumstances to protect such Intellectual Property.

(iv)            Each Grantor shall furnish to the Collateral Agent schedules further identifying the issued, registered or applied-for Intellectual Property hereafter owned by such Grantor (and any exclusive Copyright Licenses hereafter held by such Grantor) that constitutes Collateral and that is not listed on Schedule II (or any amendment thereto) (“After-Acquired Intellectual Property”), all in reasonable detail, on the date on which the quarterly financial statements are to be delivered pursuant to Section 7.01(a)(ii) of the Financing Agreement, and promptly upon request of the Collateral Agent following receipt by the Collateral Agent of any such schedules, the Grantors shall modify this Agreement by amending Schedule II hereto to include any such Intellectual Property or exclusive Copyright Licenses which become part of the Collateral under this Agreement and shall execute and deliver to the Collateral Agent appropriate Intellectual Property Security Agreements to be filed with the USPTO or USCO, as shall be necessary or, in the judgment of the Collateral Agent, desirable to perfect such After-Acquired Intellectual Property and preserve the security interest created by this Agreement.

(v)            In the event that any Grantor shall (A) obtain an ownership interest in any issued Patents, registered Copyrights or Trademarks, or applications for the foregoing, in each case, which constitute Collateral, (B) obtain an exclusive license to any United States registered Copyrights, or (C) file an accepted “statement of use” and is issued a “certificate of registration” or files an accepted “amendment to allege use” with respect to any “intent-to-use” Trademark application whereby such application is converted to a “use-in-commerce” application, the provisions of Section 2 hereof shall automatically apply thereto.

(g)            Deposit Accounts. In accordance with Article 8 of the Financing Agreement, each Grantor shall cause each bank and other financial institution with a deposit account referred to in Schedule IV hereto to execute and deliver to the Collateral Agent (or its designee) a Control Agreement, in form and substance reasonably satisfactory to the Collateral Agent, duly executed by such Grantor and such bank or financial institution, or enter into other arrangements in form and substance reasonably satisfactory to the Collateral Agent, pursuant to which such institution shall irrevocably agree (unless otherwise agreed to by the Collateral Agent), among other things, that (i) it will comply with the instructions originated by the Collateral Agent (or its designee) to such bank or financial institution directing the disposition of cash from time to time credited to such account, without further consent of such Grantor, which instructions the Collateral Agent (or its designee) will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all cash of such Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Collateral Agent (or its designee) and (iii) any right of set off, banker's Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Collateral Agent (or its designee), subject to customary exceptions as may be agreed by the Collateral Agent in its sole discretion. The provisions of this Section 6(g) shall not apply to any Excluded Accounts..

(h)            [Reserved].

(i)            Control. Each Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Collateral Agent may request in order for the Collateral Agent to obtain control in accordance with Sections 8-106, 9-104, and 9-106 of the Code with respect to the following Collateral: (i) Deposit Accounts, (ii) Securities Accounts and (iii) Investment Property. Each Grantor hereby acknowledges and agrees that any agent or designee of the Collateral Agent shall be deemed to be a “secured party” with respect to the Collateral under the control of such agent or designee for all purposes.

(j)            Records; Inspection and Reporting.

(i)            Each Grantor shall keep adequate records concerning the Accounts, Chattel Paper and Pledged Interests.

(ii)            If any Grantor amends, modifies or otherwise changes (A) its name, (B) its jurisdiction of organization as set forth in Schedule I hereto or (C) its chief executive office as set forth in Schedule III hereto it shall (a) notify the Collateral Agent in writing within thirty (30) days of any such change, identifying such new name, chief executive office or jurisdiction of organization or location and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) take all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral granted or intended to be granted and agreed to hereby.

(k)            Partnership and Limited Liability Company Interests.

(i)            Except with respect to partnership interests and limited liability company interests of Certificated Entities for which the applicable certificate has been pledged and delivered to the Collateral Agent pursuant to Section 4 hereof, no Grantor that is a partnership or a limited liability company shall, nor shall any Grantor with any Subsidiary that is a partnership or a limited liability company, permit such Subsidiary's partnership interests or membership interests to (A) be dealt in or traded on securities exchanges or in securities markets, (B) become a security for purposes of Article 8 of any relevant Uniform Commercial Code, (C) become an investment company security within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (D) be evidenced by a certificate. Each Grantor agrees that such partnership interests or membership interests shall constitute General Intangibles.

(ii)            Each Grantor covenants and agrees that each limited liability agreement, operating agreement, membership agreement, partnership agreement or similar agreement to which a Grantor is a party and relating to any Pledged Interests (as amended, restated, supplemented or otherwise modified from time to time, each a “Pledged Partnership/LLC Agreement”) is hereby amended by this Section 6(k) (A) to permit each member, manager and partner that is a Grantor (1) to pledge all of the Pledged Interests in which such Grantor has rights, (2) to grant and collaterally assign to the Collateral Agent, for the benefit of each Secured Party, a lien on and security interest in such Pledged Interests and (3) to, upon any foreclosure or other exercise of remedies by the Collateral Agent on such Pledged Interests (or any other sale or transfer of such Pledged Interests in lieu of such foreclosure or exercise of remedies), (i) transfer to the Collateral Agent (or to the purchaser or other transferee of such Pledged Interests in lieu of such foreclosure) its rights and powers to manage and control the affairs of the applicable Pledged Issuer, in each case, without any further consent, approval or action by any other party, including, without limitation, any other party to any Pledged Partnership/LLC Agreement or otherwise and (ii) permit the Collateral Agent (or its designee) or any purchaser or other transferee of the Pledged Interests to obtain and exercise the rights, powers and benefits set forth in Section 6(k)(iii) and (iv) below and (B) to provide that (1) the bankruptcy or insolvency of such Grantor shall not cause such Grantor to cease to be a holder of such Pledged Interests, (2) upon the occurrence of such an event, the applicable Pledged Issuer shall continue without dissolution and (3) such Grantor waives any right it might have to agree in writing to dissolve the applicable Pledged Issuer upon the bankruptcy or insolvency of such Grantor, or the occurrence of an event that causes such Grantor to cease to be a be a holder of such Pledged Interests.

(iii)            Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent or its designee shall have the right (but not the obligation) to be substituted for the applicable Grantor as a member, manager or partner under the applicable Pledged Partnership/LLC Agreement, and the Collateral Agent or its designee shall have all rights, powers and benefits of such Grantor as a member, manager or partner, as applicable, under such Pledged Partnership/LLC Agreement in accordance with the terms of this Section 6(k). Such rights, powers and benefits of a substituted member, manager or partner shall include all voting and other rights and not merely the rights of an economic interest holder.

(iv)            During the period from the Effective Date until the Termination Date, no further consent, approval or action by any other party, including, without limitation, any other party to the applicable Pledged Partnership/LLC Agreement or otherwise shall be necessary to permit the Collateral Agent or its designee to be substituted as a member, manager or partner pursuant to this Section 6(k). The rights, powers and benefits granted pursuant to this paragraph shall inure to the benefit of the Collateral Agent, on its own behalf and on behalf of each other Secured Party, and each of their respective successors, assigns and designees, as intended third party beneficiaries.

(v)            Each Grantor and each applicable Pledged Issuer agrees that during the period from the Effective Date until the Termination Date, no Pledged Partnership/LLC Agreement shall be amended to be inconsistent with the provisions of Section 6(k).

Section 7.          Voting Rights, Dividends, Etc. in Respect of the Pledged Interests.

(a)            So long as no Event of Default shall have occurred and be continuing:

(i)            each Grantor may exercise any and all voting and other consensual rights pertaining to any Pledged Interests for any purpose not inconsistent with the terms of this Agreement, the Financing Agreement or the other Loan Documents; provided, however, that no Grantor will exercise or refrain from exercising any such right, as the case may be, if such action (or inaction) would violate the terms of any Loan Document, would reasonably be expected to have a Material Adverse Effect or which would reasonably be expected to adversely affect the value, liquidity or marketability of a material portion of the Collateral or the creation, perfection and priority of the Collateral Agent's Lien thereon; and

(ii)            each Grantor may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Interests to the extent permitted by the Financing Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and Instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Interests, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, in each case only to the extent any such action was not permitted under the Financing Agreement, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Interests, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Financing Agreement, shall be, and shall forthwith be delivered to the Collateral Agent, to hold as, Pledged Interests and shall, if received by any of the Grantors, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Grantors, and shall be forthwith delivered to the Collateral Agent in the exact form received with any necessary indorsement and/or appropriate instruments of transfer or assignment or undated stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations.

(b)            Upon the occurrence and during the continuance of an Event of Default:

(i)            all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Interests such dividends, distributions and interest payments, and the Collateral Agent (personally or through an agent) shall thereupon be solely authorized and empowered to transfer and register in the Collateral Agent's name, or in the name of the Collateral Agent's nominee, the whole or any part of the Pledged Interests, it being acknowledged by each Grantor that such transfer and registration may be effected by the Collateral Agent through its irrevocable appointment as attorney-in-fact pursuant to Section 8 hereof;

(ii)            the Collateral Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Collateral Agent (or its designee) and may collect any and all moneys due or to become due to any Grantor in respect of the Pledged Debt, and each of the Grantors hereby authorizes each such debtor to make such payment directly to the Collateral Agent (or its designee) without any duty of inquiry;

(iii)            without limiting the generality of the foregoing, the Collateral Agent may, at its option, exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Interests, and, in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

(iv)            all dividends, distributions, interest and other payments that are received by any of the Grantors contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantors, and shall be forthwith paid over to the Collateral Agent as Pledged Interests in the exact form received with any necessary indorsement and/or appropriate instruments of transfer or assignment or undated Equity Interest powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations.

Section 8.          Additional Provisions Concerning the Collateral.

(a)            To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, each Grantor hereby (i) authorizes the Collateral Agent to file such agreements, instruments or other documents in such Grantor's name in any appropriate filing office relating to the perfection of security interests, (ii) authorizes the Collateral Agent at any time and from time to time to file, one or more financing or continuation statements and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Collateral Agent may determine, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including, without limitation, whether such Grantor is an organization, the type of organization) and (iii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing statements, continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)            Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, exercisable only following an Event of Default, from time to time during such continuation of such Event of Default in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of a Grantor under Section 6 hereof and Section 7(a) hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to the Financing Agreement, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper in connection with clause (i) or (ii) above, (iv) to receive, indorse and collect all Instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of any Pledged Interests and to give full discharge for the same, (v) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of each Secured Party with respect to any Collateral, (vi) to execute assignments, licenses and other documents to enforce the rights of each Secured Party with respect to any Collateral, (vii) to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent (in its sole discretion), and such payments made by the Collateral Agent shall constitute additional Secured Obligations of such Grantor to the Collateral Agent, be due and payable immediately without demand, and shall bear interest from the date payment of said amounts is demanded at the Post-Default Rate and (viii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts, Chattel Paper and other documents relating to the Collateral. This power is coupled with an interest and is irrevocable until the Termination Date.

(c)            For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, upon the occurrence and solely during the continuance of an Event of Default, and for no other purpose, each Grantor hereby grants to the Collateral Agent, to the extent of such Grantor’s rights therein and to the extent permitted by the applicable Law, licenses or other agreements relating thereto, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Intellectual Property now or hereafter owned or licensed by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof, in each case to the extent Grantor has the right to do so, and subject, in the case of Trademarks, to sufficient rights to quality control and inspection relating to the nature and quality of goods and services to be offered in connection with such Trademarks in favor of such Grantor to avoid the risk of invalidation of such Trademarks. In the event the license set forth in this Section 8(c) is exercised with regard to any Trademarks, all goodwill arising from any licensed or sublicensed use of any such Trademark shall inure to the benefit of the applicable Grantor; and in the event the license set forth in this Section 8(c) is exercised with regard to any trade secrets included in the Collateral, then such license shall include reasonable and customary terms to protect the confidentiality and value of such trade secrets.

(d)            If any Grantor fails to perform any agreement or obligation contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the fees and expenses of the Collateral Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 10 hereof constitute additional Secured Obligations of the Grantor to the Collateral Agent, and be due and payable immediately without demand.

(e)            The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Other than the exercise of reasonable care to assure the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder and the duty of care required under Section 9-207 of the Code, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against other parties or any other rights pertaining to any Collateral and shall be relieved of all responsibility for any Collateral in its possession upon surrendering it or tendering surrender of it to any of the Grantors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct). The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters. The Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

(f)            Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise in respect of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or otherwise in respect of the Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(g)            The Collateral Agent may upon the occurrence and during the continuance of an Event of Default, (i) upon written notice to the applicable Grantor, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Interests, subject only to the revocable rights of such Grantor under Section 7(a) hereof, and (ii) exchange certificates or Instruments constituting Pledged Interests for certificates or Instruments of smaller or larger denominations.

Section 9.            Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a)            The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral) and all rights under any other applicable law or in equity, and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent's name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of each Secured Party, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent's rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices, at any exchange or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or otherwise dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least 10 days’ prior notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. If the Collateral Agent sells any of the Collateral upon credit, the Grantors will be credited only with payments actually received by the Collateral Agent from the purchaser thereof, and if such purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and the Grantors shall be credited with proceeds of the sale. The Collateral Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against each Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (A) any such sale of the Collateral by the Collateral Agent shall be made without warranty, (B) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, (C) the Collateral Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness), if permitted by law, for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of the Collateral Agent (on behalf of itself and each Secured Party) and (D) such actions set forth in clauses (A), (B) and (C) above shall not adversely affect the commercial reasonableness of any such sale of the Collateral. In addition to the foregoing, (1) the Collateral Agent may, at any time and from time to time, upon five (5) days’ prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property constituting Collateral, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (2) the Collateral Agent may, upon five (5) days’ prior notice to such Grantor execute and deliver on behalf of a Grantor, one or more instruments of assignment of such Intellectual Property constituting Collateral (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)            In the event that the Collateral Agent determines to exercise its right to sell all or any part of the Pledged Interests pursuant to Section 9(a) hereof, each Grantor will, at such Grantor’s expense and upon request by the Collateral Agent: (i) execute and deliver, and cause each issuer of such Pledged Interests and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Interests under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto, (ii) cause each issuer of such Pledged Interests to qualify such Pledged Interests under the state securities or “Blue Sky” laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Interests, as requested by the Collateral Agent, (iii) cause each Pledged Issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act and (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Interests valid and binding and in compliance with applicable law. Each Grantor acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Collateral Agent by reason of the failure by any Grantor to perform any of the covenants contained in this Section 9(b) and, consequently, agrees that, if any Grantor fails to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Interests on the date the Collateral Agent demands compliance with this Section 9(b); provided, however, that the payment of such amount shall not release any Grantor from any of its obligations under any of the other Loan Documents.

(c)            Notwithstanding the provisions of Section 9(b) hereof, each Grantor recognizes that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Interests and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales may still be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Each Grantor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that the Collateral Agent may, in such event, bid for the purchase of such securities.

(d)            Any cash held by the Collateral Agent (or its agent or designee) as Collateral and all Cash Proceeds received by the Collateral Agent (or its agent or designee) in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral, the Collateral Agent may, in the discretion of the Collateral Agent, be held by the Collateral Agent (or its agent or designee) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) in whole or in part by the Collateral Agent against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Financing Agreement. Any surplus of such cash or Cash Proceeds held by the Collateral Agent (or its agent or designee) and remaining after the Termination Date shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(e)            In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which each Secured Party is legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

(f)            Each Grantor hereby acknowledges that if the Collateral Agent complies with any applicable requirements of law in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(g)            The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent's rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

Section 10.         Indemnity and Expenses.

(a)            Each Grantor jointly and severally agrees to defend, protect, indemnify and hold harmless each Agent and each other Indemnitee in accordance with Section 12.15 of the Financing Agreement.

(b)            Each Grantor jointly and severally agrees to pay each Agent’s costs and expenses in accordance with Section 12.04 of the Financing Agreement.

Section 11.         Notices, Etc. All notices and other communications provided for hereunder shall be given in accordance with the notice provision of the Financing Agreement.

Section 12.         Security Interest Absolute; Joint and Several Obligations.

(a)            To the fullest extent under applicable law, all rights of the Secured Parties, all Liens and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Financing Agreement or any other Loan Document, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Financing Agreement or any other Loan Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Secured Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

(b)            Each Grantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Secured Obligation by the Borrower, (iii) notice of any actions taken by any Agent, any Lender, any Grantor or any other Person under any Loan Document or any other agreement, document or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Secured Obligations, the omission of or delay in which, but for the provisions of this subsection (b), might constitute grounds for relieving such Grantor of any such Grantor's obligations hereunder and (v) any requirement that any Agent or any Lender protect, secure, perfect or insure any security interest or other lien on any property subject thereto or exhaust any right or take any action against any Grantor or any other Person or any collateral.

(c)            All of the obligations of the Grantors hereunder are joint and several. The Collateral Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Collateral Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Secured Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors. The release or discharge of any Grantor by the Collateral Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.

Section 13.         Miscellaneous.

(a)            No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by each Grantor affected thereby and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)            No failure on the part of the Secured Parties to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Parties provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Secured Parties under any Loan Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, any Grantor.

(c)            This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to paragraph (e) below, until the Termination Date and (ii) be binding on each Grantor all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code, and shall inure, together with all rights and remedies of the Secured Parties hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, each Secured Party may assign or otherwise transfer its respective rights and obligations under this Agreement and any other Loan Document to any other Person pursuant to the terms of the Financing Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Parties herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to any Secured Party shall mean the assignee of any such Secured Party. None of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.

(d)            After the occurrence of the Termination Date, (i) subject to paragraph (e) below, this Agreement and the security interests and licenses created hereby shall automatically and immediately terminate and all rights to the Collateral shall revert to the Grantors, (ii) the Collateral Agent agrees at the Grantors’ cost and expense to file UCC amendments on or promptly after the Termination Date to evidence the termination of the Liens so released and (iii) the Collateral Agent will, upon the Grantors' request and at the Grantors' cost and expense, (A) promptly return to the Grantors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct) such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) promptly execute and deliver to the Grantors such documents and make such other filings as the Grantors shall reasonably request to evidence such termination and release, without representation, warranty or recourse of any kind. In addition, upon any sale or disposition of any item of Collateral to a Person other than a Grantor in a transaction expressly permitted under the Financing Agreement, the Liens on such item of Collateral shall be automatically released, and the Collateral Agent shall, upon the reasonable request of the Grantors, accompanied by a Borrower's officer's certificate certifying as to the permissibility of such sale or disposition under the Financing Agreement, and at the Grantors’ cost and expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such release, without representation, warranty or recourse of any kind.

(e)            This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(f)            Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit E hereto (each a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental Schedules I-VIII attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-VIII, respectively, hereto, and the Collateral Agent may attach such Schedules as supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

(g)            THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT (I) AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND (II) TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(h)            In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Financing Agreement, mutatis mutandi.

(i)            Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding with respect to this Agreement any special, exemplary, punitive or consequential damages.

(j)            Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(k)            Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(l)            This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any  document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

(m)            For purposes of this Agreement, all references to Schedules I-VIII attached hereto shall be deemed to refer to each such Schedule as updated from time to time in accordance with the terms of this Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

WAG! GROUP CO.

By:
Name:
Title:

CHW MERGER SUB INC.

By:
Name:
Title:

WAG LABS, INC.

By:
Name:
Title:

WAG WELLNESS, INC.

By:
Name:
Title:

COMPARE PET INSURANCE SERVICES, INC.

By:
Name:
Title:

[Signature Page to Security Agreement]

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

BLUE TORCH FINANCE LLC

By:	Blue Torch Capital LP, its Managing Member

By:
Name:
Title:

[Signature Page to Security Agreement]

SCHEDULE I

LEGAL NAME; JURISDICTION OF ORGANIZATION; TYPE OF ORGANIZATION

Legal Name	Jurisdiction of Organization	Type of Organization
Wag! Group Co.	Delaware	Corporation
CHW Merger Sub Inc.	Delaware	Corporation
Wag Labs, Inc.	Delaware	Corporation
Compare Pet Insurance Services, Inc.	Delaware	Corporation
Wag Wellness, Inc.	Delaware	Corporation

Sched. I-1

SCHEDULE III

LOCATIONS OF GRANTORS

Grantor	Chief Executive Office Address
Wag! Group Co.	55 Francisco St, Suite 360 San Francisco, CA 94133
CHW Merger Sub Inc.	2 Manhattanville Road, Suite 403, Purchase, NY 10577
Wag Labs, Inc.	55 Francisco St, Suite 360, San Francisco, CA 94133
Compare Pet Insurance Services, Inc.	360 North Pacific Coast Highway, Suite 2000, El Segundo, CA 90245
Wag Wellness, Inc.	55 Francisco St, Suite 360, San Francisco, CA 94133

Sched. III-1

SCHEDULE V

UCC FINANCING STATEMENTS

UCC Financing Statements have been filed in the jurisdictions below against the Grantors:

Name of Grantor	Secretary of State
Wag! Group Co.	Delaware
CHW Merger Sub Inc.	Delaware
Wag Labs, Inc.	Delaware
Compare Pet Insurance Services, Inc.	Delaware
Wag Wellness, Inc.	Delaware

Sched. V-1

SCHEDULE VI

COMMERCIAL TORT CLAIMS

None.

Sched. VI-1

SCHEDULE VII

PLEDGED DEBT

None.

Sched. VII-1

EXHIBIT A

PLEDGE AMENDMENT

This Pledge Amendment, dated _________ __, 20__, is delivered pursuant to Section 4 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated as of [__], 20[__], as it may heretofore have been or hereafter may be amended, restated, supplemented, modified or otherwise changed from time to time (the “Security Agreement”) and that the Promissory Notes, Instruments or shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Collateral Agent and become part of the Pledged Interests referred to in such Security Agreement and shall secure all of the Secured Obligations referred to in such Security Agreement.

Pledged Debt
Grantor	Name of Maker	Description	Original Principal Amount

Pledged Shares
Grantor	Name of Pledged Issuer	Number of Shares	Percentage of Outstanding Shares	Class	Certificate Number

[GRANTOR]

By:
Name:
Title:

BLUE TORCH FINANCE LLC,
as the Collateral Agent

By: Blue Torch Capital LP, its Managing Member

By:
Name:
Title:

Exh. A-1

EXHIBIT B

TRADEMARK SECURITY AGREEMENT

[__], 20[__]

This TRADEMARK SECURITY AGREEMENT, dated as of [__________], 20[__] (this “Agreement”), is made by each of the signatories hereto indicated as a “Grantor” (each a “Grantor” and collectively, the “Grantors”) in favor of Blue Torch Finance LLC, a Delaware limited liability company “Blue Torch”), in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, if any, the “Collateral Agent”).

WHEREAS, pursuant to that certain Financing Agreement dated as of August 9, 2022 by and among Wag! Group Co. (formerly known as CHW Acquisition Corporation), a Delaware corporation (the “Parent”), CHW Merger Sub Inc. a Delaware corporation (“Merger Sub” and, at any time prior to the consummation of the Merger, the “Borrower”) (which, following the consummation of the Merger, shall be succeeded by Wag Labs, Inc., a Delaware corporation, and, following the consummation of the Merger, the “Borrower”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a Joinder Agreement and becomes a “Grantor” hereunder, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Blue Torch, as collateral agent for the Lenders and Blue Torch, as administrative agent for the Lenders, and the other parties from time to time party thereto (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), the Lenders have agreed to make the Loan to the Borrower;

WHEREAS, as a condition precedent to the obligation of the Lenders to make the Loan to the Borrower under the Financing Agreement, the Grantors have entered into a Pledge and Security Agreement, dated as of August 9, 2022 (as amended, restated, supplemented, modified or otherwise changed from time to time, the “Security Agreement”), in favor of the Collateral Agent; and

WHEREAS, pursuant to the Security Agreement, the Grantors pledged and granted to the Collateral Agent (and its agents and designees) for the benefit of the Secured Parties, a continuing security interest in the Trademark Collateral (as defined below); and

WHEREAS, pursuant to the Security Agreement, each Grantor agreed to execute and this Agreement, in order to record the security interest granted to the Agent for the benefit of the Secured parties with the United States Patent and Trademark Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Agent as follows:

Exh. B-1

SECTION 1.            Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Security Agreement, and if not defined therein, shall have the respective meanings given thereto in the Financing Agreement.

SECTION 2.            Grant of Security Interest

As collateral security for the prompt and complete payment, performance, and observance when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of all of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent (and its agents and designees), and grants to the Collateral Agent (and its agents and designees), for the benefit of the Secured Parties, a continuing security interest in the following (the “Trademark Collateral”):

(i) all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, trade styles, logos and other source or business identifiers, and all general intangibles of like nature (ii) all registrations and applications for the registration thereof (including, without limitation, those listed on Schedule A hereto), and all extensions and renewals, together with all goodwill of the business connected with the use of or symbolized by any of the foregoing, (iii) all rights to sue or otherwise recover for any past, present and future infringement, dilution or other violations thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights, priorities and privileges accruing thereunder or pertaining thereto throughout the world.

Notwithstanding anything herein to the contrary, the Trademark Collateral shall not include, and in no event shall the Security Interest attach to, any intent-to-use Trademark application filed in the United States Patent and Trademark Office prior to the accepted filing of a “Statement of Use” or an accepted filing of an “Amendment to Allege Use” whereby such intent-to-use Trademark application is converted to a “use in commerce” application, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration issuing from such intent-to-use Trademark application under applicable law.

SECTION 3.            Security Agreement

The Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

Exh. B-2

SECTION 4.            Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT (I) AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND (II) TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

SECTION 5.            Counterparts

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any  document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

[Remainder of page intentionally left blank]

Exh. B-3

IN WITNESS WHEREOF, each Grantor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the date first above written.

[GRANTOR]

By:
Name:
Title:

Exh. B-4

COLLATERAL AGENT:

BLUE TORCH FINANCE LLC

By:	Blue Torch Capital LP, its Managing Member

By:
Name:
Title:

Exh. B-5

SCHEDULE A TO TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date	Owner

Exh. B-6

EXHIBIT C

PATENT SECURITY AGREEMENT

[__], 20[__]

This PATENT SECURITY AGREEMENT, dated as of [__________], 20[__] (this “Agreement”), is made by each of the signatories hereto indicated as a “Grantor” (each a “Grantor” and collectively, the “Grantors”) in favor of Blue Torch Finance LLC, a Delaware limited liability company “Blue Torch”), in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, if any, the “Collateral Agent”).

WHEREAS, pursuant to that certain Financing Agreement dated as of August 9, 2022 by and among Wag! Group Co. (formerly known as CHW Acquisition Corporation), a Delaware corporation (the “Parent”), CHW Merger Sub Inc. a Delaware corporation (“Merger Sub” and, at any time prior to the consummation of the Merger, the “Borrower”) (which, following the consummation of the Merger, shall be succeeded by Wag Labs, Inc., a Delaware corporation, and, following the consummation of the Merger, the “Borrower”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a Joinder Agreement and becomes a “Grantor” hereunder, each a “Guarantor” and collectively, the “Guarantor”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Blue Torch, as collateral agent for the Lenders and Blue Torch, as administrative agent for the Lenders, and the other parties from time to time party thereto (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), the Lenders have agreed to make the Loan to the Borrower;

WHEREAS, as a condition precedent to the obligation of the Lenders to make the Loan to the Borrower under the Financing Agreement, the Grantors have entered into a Pledge and Security Agreement, dated as of August 9, 2022 (as amended, restated, supplemented, modified or otherwise changed from time to time, the “Security Agreement”), in favor of the Collateral Agent; and

WHEREAS, pursuant to the Security Agreement, the Grantors pledged and granted to the Collateral Agent (and its agents and designees) for the benefit of the Secured Parties, a continuing security interest in the Patent Collateral (as defined below); and

WHEREAS, pursuant to the Security Agreement, each Grantor agreed to execute and this Agreement, in order to record the security interest granted to the Agent for the benefit of the Secured parties with the United States Patent and Trademark Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Agent as follows:

Exh. C-1

SECTION 1.            Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Security Agreement, and if not defined therein, shall have the respective meanings given thereto in the Financing Agreement.

SECTION 2.            Grant of Security Interest

As collateral security for the prompt and complete payment, performance, and observance when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of all of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent (and its agents and designees), and grants to the Collateral Agent (and its agents and designees), for the benefit of the Secured Parties, a continuing security interest in the following (the “Patent Collateral”):

(i) all domestic and foreign patents and patent applications, whether design or utility, (including, without limitation, those listed on Schedule A hereto), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all inventions and improvements described and claimed therein, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violations thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights, priorities and privileges accruing thereunder or pertaining thereto throughout the world.

SECTION 3.            Security Agreement

The Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.            Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT (I) AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND (II) TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

Exh. C-2

SECTION 5.            Counterparts

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any  document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

[Remainder of page intentionally left blank]

Exh. C-3

IN WITNESS WHEREOF, each Grantor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the date first above written.

[GRANTOR]

By:
Name:
Title:

Exh. C-4

COLLATERAL AGENT:

BLUE TORCH FINANCE LLC

By:	Blue Torch Capital LP, its Managing Member

By:
Name:
Title:

Exh. C-5

SCHEDULE A TO PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date	Owner

Exh. C-6

EXHIBIT D

COPYRIGHT SECURITY AGREEMENT

[__], 20[__]

This COPYRIGHT SECURITY AGREEMENT, dated as of [__________], 20[__] (this “Agreement”), is made by each of the signatories hereto indicated as a “Grantor” (each a “Grantor” and collectively, the “Grantors”) in favor of Blue Torch Finance LLC, a Delaware limited liability company “Blue Torch”), in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, if any, the “Collateral Agent”).

WHEREAS, pursuant to that certain Financing Agreement dated as of August 9, 2022 by and among Wag! Group Co. (formerly known as CHW Acquisition Corporation), a Delaware corporation (the “Parent”), CHW Merger Sub Inc. a Delaware corporation (“Merger Sub” and, at any time prior to the consummation of the Merger, the “Borrower”) (which, following the consummation of the Merger, shall be succeeded by Wag Labs, Inc., a Delaware corporation, and, following the consummation of the Merger, the “Borrower”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a Joinder Agreement and becomes a “Grantor” hereunder, each a “Guarantor” and collectively, the “Guarantor”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Blue Torch, as collateral agent for the Lenders and Blue Torch, as administrative agent for the Lenders, and the other parties from time to time party thereto (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), the Lenders have agreed to make the Loan to the Borrower;

WHEREAS, as a condition precedent to the obligation of the Lenders to make the Loan to the Borrower under the Financing Agreement, the Grantors have entered into a Pledge and Security Agreement, dated as of August 9, 2022 (as amended, restated, supplemented, modified or otherwise changed from time to time, the “Security Agreement”), in favor of the Collateral Agent; and

WHEREAS, pursuant to the Security Agreement, the Grantors pledged and granted to the Collateral Agent (and its agents and designees) for the benefit of the Secured Parties, a continuing security interest in the Copyright Collateral (as defined below); and

WHEREAS, pursuant to the Security Agreement, each Grantor agreed to execute and this Agreement, in order to record the security interest granted to the Agent for the benefit of the Secured parties with the United States Copyright Office.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Agent as follows:

Exh. D-1

SECTION 1.            Defined Terms

Capitalized terms used but not defined herein shall have the respective meanings given thereto in the Security Agreement, and if not defined therein, shall have the respective meanings given thereto in the Financing Agreement.

SECTION 2.            Grant of Security Interest

As collateral security for the prompt and complete payment, performance, and observance when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of all of the Secured Obligations, each Grantor hereby pledges to the Collateral Agent (and its agents and designees), and grants to the Collateral Agent (and its agents and designees), for the benefit of the Secured Parties, a continuing security interest in the following (the “Copyright Collateral”):

(i) all domestic and foreign copyrights, whether registered or unregistered, (ii) all registrations and applications for the registration thereof (including, without limitation, those listed on Schedule A hereto), and all extensions, renewals and restorations thereof, (iii) all rights to sue or otherwise recover for any past, present and future infringement or other violations thereof, (iv) all Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, (v) all other rights, priorities and privileges accruing thereunder or pertaining thereto throughout the world, and (vi) all exclusive Copyright Licenses granted to such Grantor in United States registered Copyrights, including those listed on Schedule A hereto.

SECTION 3.            Security Agreement

The Grantors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.

SECTION 4.            Governing Law

THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT (I) AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND (II) TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

Exh. D-2

SECTION 5.            Counterparts

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any  document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

[Remainder of page intentionally left blank]

Exh. D-3

IN WITNESS WHEREOF, each Grantor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of the date first above written.

[GRANTOR]

By:
Name:
Title:

Exh. D-4

COLLATERAL AGENT:

BLUE TORCH FINANCE LLC

By:	Blue Torch Capital LP, its Managing Member

By:
Name:
Title:

Exh. D-5

SCHEDULE A TO COPRYIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

Title	Registration No.	Registration Date	Owner

COPYRIGHT APPLICATIONS

Title	Application / Case No.	Filing Date	Owner

EXCLUSIVE COPYRIGHT LICENSES

Description of Copyright License	Name of Licensor	Name of Licensee	Registration Number of underlying Copyright

Exh. D-6

EXHIBIT E

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

Blue Torch Finance LLC, as Collateral Agent

c/o Blue Torch Capital LP
150 East 58th Street 18th Floor
New York, New York 10155

Ladies and Gentlemen:

Reference hereby is made to (a) the Financing Agreement, dated as of [__], 20[__] (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Financing Agreement”) by and among Wag! Group Co. (formerly known as CHW Acquisition Corporation), a Delaware corporation (the “Parent”), CHW Merger Sub Inc. a Delaware corporation (“Merger Sub” and, at any time prior to the consummation of the Merger, the “Borrower”) (which, following the consummation of the Merger, shall be succeeded by Wag Labs, Inc., a Delaware corporation, and, following the consummation of the Merger, the “Borrower”), each subsidiary of the Parent listed as a “Grantor” on the signature pages thereto (together with the Parent and each other Person that executes a Joinder Agreement and becomes a “Grantor” hereunder, each a “Grantor” and collectively, the “Grantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), Blue Torch Finance, LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”) and (b) the Pledge and Security Agreement, dated as of August 9, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the Grantors from time to time party thereto in favor of the Collateral Agent. Capitalized terms defined in the Financing Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Financing Agreement or the Security Agreement.

SECTION 1.            Grant of Security. The undersigned hereby grants to the Collateral Agent, for the ratable benefit of each Secured Party, a security interest in, all of its right, title and interest in and to all of the Collateral (as defined in the Security Agreement) of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

Exh. E-1

SECTION 2.            Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the Loan Parties now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, each of this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the Loan Parties to the Collateral Agent or any Secured Party under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.

SECTION 3.            Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through VIII to Schedules I through VIII, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental Schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement, and such supplemental Schedules include all of the information required to be scheduled to the Security Agreement and do not omit to state any information material thereto.

SECTION 4.            Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 5 of the Security Agreement (as supplemented by the attached supplemental Schedules) to the same extent as each other Grantor.

SECTION 5.            Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.

SECTION 6.            Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7.            Loan Document. In addition to and without limitation of any of the foregoing, this Security Agreement Supplement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Financing Agreement, mutatis mutandi.

Very truly yours,

[NAME OF ADDITIONAL LOAN PARTY]

By:
Name:
Title:

Exh. E-2

Acknowledged and Agreed:

BLUE TORCH FINANCE LLC,
as Collateral Agent

By: Blue Torch Capital LP, its Managing Member

By:
Name:
Title:

Exh. E-3

EXHIBIT F

FORM OF IRREVOCABLE PROXY

(Interests of [_______] (the "Issuer"))

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [_____________] a [_______________] (the "Grantor"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Blue Torch Finance LLC, a Delaware limited liability company, in its capacity as Collateral Agent for the Secured Parties (in such capacity, the "Proxy Holder") under the Financing Agreement, dated as of [__], 20[__] (as amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"), to which the Proxy Holder, the Grantor, certain affiliates of the Grantor and the Lenders are a party, the attorney and proxy of the Grantor with full power of substitution and resubstitution, to the full extent of the Grantor's rights with respect to all of the Pledged Interests (as defined in the Security Agreement, defined below) which constitute the Equity Interests of the Issuer (the "Interests") owned by the Grantor. Upon the execution hereof, all prior proxies given by the Grantor with respect to any of the Interests are hereby revoked, and no subsequent proxies will be given with respect to any of the Interests.

This proxy is irrevocable, is coupled with an interest, and is granted pursuant to that certain Pledge and Security Agreement, dated as of [__], 20[__], by and among the Grantor, certain affiliates of the Grantor and Proxy Holder (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") for the benefit of Proxy Holder in consideration of the credit extended pursuant to the Financing Agreement. Capitalized terms used herein but not otherwise defined in this Irrevocable Proxy have the meanings ascribed to such terms in the Security Agreement.

The Proxy Holder named above will be empowered and may exercise this Irrevocable Proxy to vote the Interests at any and all times after the occurrence and during the continuation of an Event of Default, including, but not limited to, at any meeting of the [members/board] of the Issuer, however called, and at any adjournment thereof, or in any written action by consent of the [members/board] of the Issuer. This Irrevocable Proxy shall remain in effect with respect to the Interests until the Termination Date, and will continue to be effective or automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by Proxy Holder as a preference, fraudulent conveyance, or otherwise under any bankruptcy, insolvency, or similar law, all as though such payment had not been made (provided, that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Proxy Holder in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations), notwithstanding any time limitations set forth in the [operating agreement/by-laws] and other organization documents of the Issuer or the [Limited Liability Company Act/Corporations Act] of the State of [__________].

Any obligation of the Grantor hereunder shall be binding upon the heirs, successors, and assigns of the Grantor (including, without limitation, any transferee of any of the Interests).

[Signature Page Follows]

Exh. F-1

IN WITNESS WHEREOF, the Grantor has executed this Irrevocable Proxy as of this __ day of __________, 20__.

[___________________________________]

By

Print Name

Title

Exh. F-2

EXHIBIT G

FORM OF UNCERTIFICATED SECURITIES CONTROL AGREEMENT

[circulated separately]

Exh. G-1